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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                             -----------------------


                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                      001-14057            61-1323993
   (State or other jurisdiction        (Commission File        (IRS Employer
 of incorporation or organization)          Number)          Identification No.)


                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7.   Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item 9.  Regulation FD Disclosure.

     On August 13, 2002, the Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 signed by Edward L. Kuntz, Chairman and Chief Executive Officer and Richard A. Lechleiter, Senior Vice President, Chief Financial Officer and Treasurer of Kindred Healthcare, Inc. (the "Company") was sent to the SEC as correspondence in connection with the Company's filing of its Quarterly Report on Form 10-Q for the second quarter of 2002.

     A copy of the Certification is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                  KINDRED HEALTHCARE, INC.


Date: August 13, 2002             By:/s/  Richard A. Lechleiter
                                     -------------------------------------------
                                          Richard A. Lechleiter
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer


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